UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-08               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers, and JPMorgan Chase Bank, N.A., as trustee.

On October 25,2005 Restatement distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Restatement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-2
            Home Equity Mortgage Pass-Through Certificates, Series 2005-2

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: December 8, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Restatement on
                         October 25, 2005




Exhibit 99.1
Monthly Certificateholder Restatement on October 25, 2005

                           Credit Suisse First Boston
         Home Equity Mortgage Pass-Through Certificates, Series 2005-2
                        Restatement to Certificateholders
                               October 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        90,200,000.00     63,348,414.94    5,833,997.81     204,632.98    6,038,630.79       0.00        0.00       57,514,417.13
A2       197,000,000.00    118,826,760.11   16,984,565.70     378,100.15   17,362,665.85       0.00        0.00      101,842,194.41
A3        65,600,000.00     65,600,000.00            0.00     214,020.00      214,020.00       0.00        0.00       65,600,000.00
M1        27,120,000.00     27,120,000.00            0.00      92,848.33       92,848.33       0.00        0.00       27,120,000.00
M2        13,680,000.00     13,680,000.00            0.00      47,165.60       47,165.60       0.00        0.00       13,680,000.00
M3        11,520,000.00     11,520,000.00            0.00      39,996.80       39,996.80       0.00        0.00       11,520,000.00
M4        11,760,000.00     11,760,000.00            0.00      42,251.07       42,251.07       0.00        0.00       11,760,000.00
M5        11,520,000.00     11,520,000.00            0.00      41,852.80       41,852.80       0.00        0.00       11,520,000.00
M6        10,800,000.00     10,800,000.00            0.00      39,933.00       39,933.00       0.00        0.00       10,800,000.00
M7        10,800,000.00     10,800,000.00            0.00      43,587.00       43,587.00       0.00        0.00       10,800,000.00
M8        10,800,000.00     10,800,000.00            0.00      44,457.00       44,457.00       0.00        0.00       10,800,000.00
M9         7,680,000.00      7,680,000.00            0.00      35,449.60       35,449.60       0.00        0.00        7,680,000.00
B1         7,920,000.00      7,920,000.00            0.00      46,200.00       46,200.00       0.00        0.00        7,920,000.00
B2         3,600,000.00      3,600,000.00            0.00      21,000.00       21,000.00       0.00        0.00        3,600,000.00
AR               100.00              0.00            0.00           0.00            0.00       0.00        0.00                0.00
ARL              100.00              0.00            0.00           0.00            0.00       0.00        0.00                0.00
P                100.00            100.00            0.00     199,556.68      199,556.68       0.00        0.00              100.00
TOTALS   480,000,300.00    374,975,275.05   22,818,563.51   1,491,051.01   24,309,614.52       0.00        0.00      352,156,711.54

X1       480,000,000.00    380,502,082.33            0.00           0.00            0.00       0.00        0.00      359,391,029.61
X2                 0.00              0.00            0.00           0.00            0.00       0.00        0.00                0.00
XS       333,132,042.59    285,296,608.29            0.00      47,549.43       47,549.43       0.00        0.00      271,151,643.69
-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------  -----------------------
A1     225458HV3     702.31058692    64.67846796          2.26865831         66.94712627     637.63211896      A1        4.010000 %
A2     225458JP4     603.18152340    86.21606954          1.91929010         88.13535964     516.96545386      A2        3.950000 %
A3     225458JQ2   1,000.00000000     0.00000000          3.26250000          3.26250000   1,000.00000000      A3        4.050000 %
M1     225458HY7   1,000.00000000     0.00000000          3.42361099          3.42361099   1,000.00000000      M1        4.250000 %
M2     225458HZ4   1,000.00000000     0.00000000          3.44777778          3.44777778   1,000.00000000      M2        4.280000 %
M3     225458JA7   1,000.00000000     0.00000000          3.47194444          3.47194444   1,000.00000000      M3        4.310000 %
M4     225458JB5   1,000.00000000     0.00000000          3.59277806          3.59277806   1,000.00000000      M4        4.460000 %
M5     225458JC3   1,000.00000000     0.00000000          3.63305556          3.63305556   1,000.00000000      M5        4.510000 %
M6     225458JD1   1,000.00000000     0.00000000          3.69750000          3.69750000   1,000.00000000      M6        4.590000 %
M7     225458JE9   1,000.00000000     0.00000000          4.03583333          4.03583333   1,000.00000000      M7        5.010000 %
M8     225458JF6   1,000.00000000     0.00000000          4.11638889          4.11638889   1,000.00000000      M8        5.110000 %
M9     225458JG4   1,000.00000000     0.00000000          4.61583333          4.61583333   1,000.00000000      M9        5.730000 %
B1     225458JM1   1,000.00000000     0.00000000          5.83333333          5.83333333   1,000.00000000      B1        7.000000 %
B2     225458JN9   1,000.00000000     0.00000000          5.83333333          5.83333333   1,000.00000000      B2        7.000000 %
AR     225458HW1       0.00000000     0.00000000          0.00000000          0.00000000       0.00000000      AR        9.749967 %
ARL    225458HX9       0.00000000     0.00000000          0.00000000          0.00000000       0.00000000      ARL       9.749967 %
P      225458JH2   1,000.00000000     0.00000000  1,995,566.80000000  1,995,566.80000000   1,000.00000000      P         9.749967 %
TOTALS               781.19800144    47.53864427          3.10635433         50.64499860     733.65935717

X1     225458JJ8     792.71267152     0.00000000          0.00000000          0.00000000     748.73131169      X1        0.000000 %
XS     225458JL3     856.40698527     0.00000000          0.14273448          0.14273448     813.94645073      XS        0.000000 %
----------------------------------------------------------------------------------------------------------   ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS RESTATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Annette M Marsula
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com


Sec. 4.06(a)(i)          Principal Remittance Amount                                                               21,066,038.20

                         Scheduled Principal Payments                                                              274,598.14

                         Principal Prepayments                                                                     20,392,375.93

                         Curtailments                                                                              204,809.10

                         Cutailment Interest Adjustments                                                           482.97

                         Repurchase Principal                                                                      120,426.92

                         Substitution Amounts                                                                      0.00

                         Net Liquidation Proceeds                                                                  0.00

                         Other Principal Adjustments                                                               0.00

                         Gross Interest                                                                            3,219,725.83

                         Recoveries from Prior Loss Determinations                                                 73,345.14

                         Reimbursements of Non-Recoverable Advances Previously Made                                9,560.54

                         Recovery of Reimbursements Previously Deemed Non-Recoverable                              0.00

Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected                 91

                         Balance of Loans with Respect to which Prepayment Penalties were Collected                4,966,623.40

                         Amount of Prepayment Penalties Collected                                                  199,555.87

Sec. 4.06(a)(iv)         Beginning Number of Loans Outstanding                                                     7,926

                         Beginning Aggregate Loan Balance                                                          380,502,182.33

                         Ending Number of Loans Outstanding                                                        7,537

                         Ending Aggregate Loan Balance                                                             359,391,129.61

Sec. 4.06(a)(v)          Servicing Fees (Including Credit Risk Manager Fee)                                        117,009.98

                         Trustee Fees                                                                              1,585.43

Sec. 4.06(a)(vii)        Current Advances                                                                          N/A

                         Aggregate Advances                                                                        N/A
Section 4.06(a)(viii)    Delinquent Mortgage Loans

                Delinquency by Group
                         Group  1
                         Category                Number         Principal Balance           Percentage
                         1 Month                  104             4,584,421.34               1.28 %
                         2 Month                   36             1,273,523.05               0.35 %
                         3 Month                   73             3,680,321.06               1.02 %
                         Total                    213             9,538,265.45               2.65 %
                         Delinquency Totals
                         Group Totals
                         Category                 Number        Principal Balance           Percentage
                         1 Month                  104             4,584,421.34               1.28 %
                         2 Month                   36             1,273,523.05               0.35 %
                         3 Month                   73             3,680,321.06               1.02 %
                         Total                    213             9,538,265.45               2.65 %

                                         * Delinquent Bankruptcies are included in the table above.

                Bankruptcies
                         Bankruptcy by Group
                         Group                Number of           Principal Balance              Percentage
                         Number               Loans
                             1                   75                 2,346,882.32                    0.65%

                         Bankruptcy Totals
                         Number of           Principal                  Percentage
                         Loans               Balance
                              75             2,346,882.32                  0.65%

                                         * Only Current Bankruptcies are reflected in the table above.

                Foreclosures
                         Foreclosure by Group
                         Group                      Number of              Principal Balance         Percentage
                         Number                     Loans
                               1                             0                    0.00                   0.00%

                         Foreclosure Totals
                         Number of                  Principal                 Percentage
                         Loans                      Balance
                            0                            0.00                    0.00%

Section 4.06(a)(xi)      REO Properties
                             REO by Group
                             Group                  Number of              Principal Balance           Percentage
                             Number                 Loans
                                   1                         0                    0.00                    0.00%

                             REO Totals
                             Number of              Principal                 Percentage
                             Loans                  Balance

                              0                        0.00                     0.00%

Section 4.06(a)(xii)     Current Realized Losses                                                                      118,359.66

                         Cumulative Realized Losses - Reduced by Recoveries                                           523,700.14

Trigger Event            Trigger Event Occurrence (Effective March 2008)                                              NO
                         (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                         Rolling 3 Month Delinquency Rate                                                             1.20028%
                         Sr. Enhancement Percentage x 16%                                                             5.98499%
                                                                  OR
                         (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                         Cumulative Loss % of Original Aggregate Collateral Balance                                   0.10910%
                         Cumulative Loss Limit                                                                        0.00%

O/C Reporting            Targeted Overcollateralization Amount                                                        24,480,015.32
                         Ending Overcollateralization Amount                                                          7,234,418.07
                         Ending Overcollateralization Deficiency                                                      17,245,597.25
                         Overcollateralization Release Amount                                                         0.00
                         Monthly Excess Interest                                                                      1,752,525.31
                         Payment to Class X-1                                                                         0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
